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                                 CONSENT

          The undersigned hereby consents, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, to being named in SFX Entertainment, Inc.'s Registration Statement on Form S-1 to be filed on or about Monday, December 22, 1997, as about to become a director of such company.

                                             /s/ Brian Becker       12/17/97
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                                                 Brian Becker       Date